SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Aggressive Growth Fund	International Fund
Bond Fund	Managed Fund
Capital Appreciation Fund	Money Market Fund
Core Fund	Social Awareness Fund
Equity-Income Fund	Special Opportunities Fund
Global Asset Allocation Fund	Conservative Profile Fund
Growth and Income Fund	Moderate Profile Fund
Growth Fund	Moderately Aggressive Profile Fund
Growth Opportunities Fund	Aggressive Profile Fund

(Each a “Fund,” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 26, 2007

Dear Contract Owner:

We are writing to notify you of a Special Meeting of Shareholders of the Funds listed above, each a series of the Lincoln Variable Insurance Products Trust (the “Lincoln Trust”). The meeting will be held on April 5, 2007, at 9:00 a.m. local time, in the office of the Lincoln Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement describes in detail the proposed agenda items for the meeting.

You are entitled to provide us with instructions for voting shares of each Fund that The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York holds to fund your variable annuity contract or variable life insurance policy. You should read the enclosed Proxy Statement carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meeting:

Proposal 1	To elect eight Trustees to serve on the Board of Trustees of the Lincoln Trust.

Proposal 2	To approve a new investment management agreement between the Lincoln Trust and Jefferson Pilot Investment Advisory Corporation (“JPIA”), a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation.

Proposal 3	To approve a new sub-advisory agreement between JPIA and Delaware Management Company, a series of Delaware Management Business Trust (Bond Fund, Growth and Income Fund, Managed Fund, Money Market Fund, Social Awareness Fund and Special Opportunities Fund only).

Proposal 4	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of each Fund attributable to you will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 4LINCOLN (454-6265).

By Order of the Lincoln Trust’s Board of Trustees

Cynthia A. Rose
Secretary

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Aggressive Growth Fund	International Fund
Bond Fund	Managed Fund
Capital Appreciation Fund	Money Market Fund
Core Fund	Social Awareness Fund
Equity-Income Fund	Special Opportunities Fund
Global Asset Allocation Fund	Conservative Profile Fund
Growth and Income Fund	Moderate Profile Fund
Growth Fund	Moderately Aggressive Profile Fund
Growth Opportunities Fund	Aggressive Profile Fund

(Each a “Fund,” and collectively, the “Funds”)

PROXY STATEMENT

Special Meeting of Shareholders

To be held on April 5, 2007

This Proxy Statement is being furnished to the shareholders of the Funds in connection with the solicitation of proxies relating to the Funds, by the Board of Trustees (“Board” or “Trustees”) of Lincoln Variable Insurance Products Trust (the “Lincoln Trust”), for a special meeting of shareholders of the Funds to be held at the offices of the Lincoln Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802, at 9:00 a.m. local time on April 5, 2007.

The Board is soliciting proxies from shareholders of each Fund with respect to the following proposals:

	Proposal	Funds Affected	Page
1.	To elect eight Trustees to serve on the Board of Trustees of the Lincoln Trust	All Funds	6

2.	To approve a new investment management agreement between the Lincoln Trust and Jefferson Pilot Investment Advisory Corporation (“JPIA”), a form of which is set forth in Exhibit A.	All Funds	14

3.	To approve a new sub-advisory agreement between JPIA and Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, a form of which is set forth in Exhibit B.	Bond Fund, Growth and Income Fund, Managed Fund, Money Market Fund, Social Awareness Fund and Special Opportunities Fund	25

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record who owned shares of a Fund at the close of business on December 15, 2006 (the “Record Date”) are entitled to vote at the meeting and at any adjournments or postponements thereof.

The shares of the Funds are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”). Contract Owners have the right to instruct Lincoln Life or Lincoln New York, as the record owners of the Funds’ shares owned in the Accounts, how to vote the shares of the Funds that are attributable to those Accounts at the meeting.

The Lincoln Trust is seeking approval for certain actions it wishes to take, and if you are a Contract Owner, you are entitled to instruct Lincoln Life or Lincoln New York, as applicable, on how to vote the shares of the Funds attributable to you under your contract or policy. To the extent that any of shares of Funds are owned directly by Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund (collectively, the “Lincoln Profile Funds”), each of which operates as a “fund of funds,” those shares will be voted directly by the Profile Funds in the same proportion as all other votes received from the other holders of the Funds’ shares (so-called “echo voting”).

The date of the first mailing of the proxy cards and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about January 31, 2007. If you have any questions about the meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

FREQUENTLY ASKED QUESTIONS

Q.    Why am I receiving this Proxy Statement?

In April 2006, Lincoln National Corporation (“Lincoln”) completed its merger with Jefferson-Pilot Corporation (“Jefferson Pilot”). The merged company operates under the brand name Lincoln Financial Group.

Jefferson Pilot brought a variety of insurance and investment products to the Lincoln organization, including Jefferson Pilot Variable Fund, Inc., which consists of fourteen mutual fund portfolios, the shares of which are offered to separate accounts that Jefferson Pilot established to fund variable annuities and variable life insurance policies. Jefferson Pilot Investment Advisory Corporation (“JPIA”), a registered investment adviser, serves as the investment adviser to the Jefferson Pilot Variable Fund, Inc. (the “JP Fund”).

As a result of the merger, Lincoln has two separate registered investment advisers—Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, the current investment adviser to the Lincoln Trust, and JPIA, the current investment adviser to the JP Fund. The two advisers provide services to two separate sets of variable insurance products funds—the Lincoln Trust and the JP Fund, respectively.

In an effort to streamline and rationalize the mutual fund portfolios that serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life, Lincoln New York, Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, the portfolios offered by the JP Fund will be consolidated with series of the Lincoln Trust. In addition, JPIA will become the investment adviser to each series of the Lincoln Trust. Where DMC currently manages the assets of a Fund without a sub-adviser, DMC will enter into a sub-advisory agreement with JPIA so that DMC will continue to provide day-to-day portfolio management services to those Funds where it currently performs such services.

As part of this Lincoln/Jefferson Pilot consolidation effort, the Board of Trustees of the Lincoln Trust is soliciting your vote and seeking your approval for the proposals contained in this Proxy Statement.

Q.    What proposals am I being asked to vote FOR in this Proxy Statement?

Proposal 1: Presently, the Board of Trustees of the Lincoln Trust consists of five Trustees, and the Board of Directors of the JP Fund consists of four Directors. This Proposal seeks to consolidate the Board members of the Lincoln Trust and the JP Fund. Three Board members of the JP Fund would join the Board of the Lincoln

Trust. Accordingly, you are being asked to elect three new Trustees to serve on the Board of Trustees of the Lincoln Trust, and re-elect the five current Trustees of the Lincoln Trust.

Proposal 2: Presently, DMC serves as the investment adviser to the Lincoln Trust. As indicated above, it is proposed that JPIA, which currently serves as the investment adviser to the JP Fund, replace its affiliate DMC as the investment adviser to each Fund. This Proposal seeks to consolidate the Lincoln Trust advisory operations into the Proposed Adviser. Accordingly, you are being asked to approve a new investment management agreement between the Lincoln Trust and JPIA.

The proposed agreement and current management agreement are identical in all material respects. In accordance with each of the agreements, the investment adviser is responsible for managing the Lincoln Trust’s portfolio investments and reporting to the Lincoln Trust’s Board of Trustees. The proposed agreement is different than the current management agreement in that JPIA is the proposed adviser and the proposed agreement has a different term.

Proposal 3: This Proposal seeks to create an agreement for DMC to provide sub-advisory services for those Funds for which it currently provides day-to-day portfolio management services as investment adviser (without a sub-adviser). Under this proposal, DMC would continue to provide day-to-day portfolio management services to the Bond Fund, the Growth and Income Fund, the Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund. Accordingly, you are being asked to approve a new sub-advisory agreement between DMC and JPIA.

Your vote is important regardless of the number of shares attributable to your variable contract and/or qualified plan. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and provide voting instructions. It is important that your voting instructions be received before April 5, 2007.

Q.    Who will pay for the costs of the preparation, printing and mailing of this Proxy Statement?

All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of this Proxy Statement will be borne by Lincoln Life.

Q.    How do the Trustees recommend that I vote?

The Board of Trustees of the Lincoln Trust recommends that you provide voting instructions to APPROVE each proposal applicable to your Fund.

Q.    How do I vote my shares?

You may vote your shares by the internet, by mail, or by telephone.

VOTING PROCEDURES

Contract Owners are urged to designate their choices on each of the matters to be acted upon by using one of the following three methods:

1. BY INTERNET

•	Read the Proxy Statement.

•	Go to the voting link found on your proxy card.

•	Follow the instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by Internet.)

2. BY MAIL

•	Read the Proxy Statement.

•	Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

3. BY TELEPHONE

•	Read the Proxy Statement.

•	Call the toll-free number found on your proxy card.

•	Follow the recorded instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by telephone.)

Q.    Who do I call if I have questions?

If you have any questions about the meeting or anything in this Proxy Statement, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

PROPOSAL 1—ELECTION OF TRUSTEES

(All Funds)

You are being asked to elect eight Trustees to serve on the Board of Trustees. At the November 13, 2006 Board meeting, the Trustees of the Lincoln Trust voted to expand the size of the Board from five to eight Trustees. The five members of the Board of Trustees presently serving as Trustees are all standing for re-election. In addition, three members of the Board of Directors of the JP Fund will stand for election as Trustees for the first time. A vote of shareholders is required to approve the election of Trustees.

Who are the nominees for Trustee?

The nominees are: Kelly D. Clevenger, Michael D. Coughlin, Nancy L. Frisby, Elizabeth S. Hager, Gary D. Lemon, Thomas D. Rath, Kenneth G. Stella and David H. Windley. Messrs. Clevenger, Lemon, Stella and Windley and Ms. Frisby are presently Trustees of the Lincoln Trust. Messrs. Coughlin and Rath and Ms. Hager are standing for election for the first time.

Messrs. Coughlin and Rath and Ms. Hager are presently members of the Board of Directors for the JP Fund. After reviewing background information on the candidates and conducting interviews of these candidates, the Nominating and Governance Committee of the Lincoln Trust recommended the Trustee candidates to the full Board. The Nominating and Governance Committee’s process for evaluating nominees is more fully described under “Board, Shareholder and Committee Meetings” below.

Among the nominees standing for election, only Mr. Clevenger is an “interested person” of the Lincoln Trust, as that term is defined under the 1940 Act. The remaining nominees would be deemed to be “Independent Trustees;” i.e., Trustees who are not “interested persons” of the Lincoln Trust.

If elected, the nominees will serve as Trustees until their successors are duly elected and qualified, or until their earlier resignation, death or retirement. Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected.

The table below provides certain background information for each nominee, including the number of Funds of the Lincoln Trust that the nominee oversees or will oversee. The number of portfolios overseen includes ten new series recently created to facilitate the integration of the JP Funds with the Lincoln Trust and the two Funds that are proposed to be merged away. Shareholders of affected Funds should refer to the separate proxy materials circulated with respect to the proposed mergers.

Interested Trustees

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
TRUSTEE
KELLY D. CLEVENGER* 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman, President and Trustee	Chairman since August 1995; President and Trustee since November 1994	Vice President, The Lincoln National Life Insurance Company; Executive Vice President, Lincoln Retirement Services Company, LLC	19	Lincoln Retirement Services Company, LLC

*	Kelly D. Clevenger, currently Chairman and President of the Lincoln Trust, is an “interested person” of the Lincoln Trust by reason of his being an officer of Lincoln Life.

Independent Trustees and Nominees to Serve as Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee or Nominee
TRUSTEE
MICHAEL D. COUGHLIN One Granite Place Concord, NH 03301 YOB: 1942	N/A	N/A	Owner, Michael D. Coughlin Associates	N/A	Director, JP Fund; Trustee, Merrimack County Savings Bank

NANCY L. FRISBY 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	19	N/A

ELIZABETH S. HAGER One Granite Place Concord, NH 03301 YOB: 1944	N/A	N/A	State Representative, State of New Hampshire; Executive Director, United Way	N/A	Director, JP Fund

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee or Nominee
GARY D. LEMON 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Advisory Trustee since November 2004	Professor of Economics, DePauw University	19	N/A

THOMAS D. RATH One Granite Place Concord, NH 03301 YOB: 1945	N/A	N/A	Managing Partner, Rath, Young and Pignatelli	N/A	Director, JP Fund

KENNETH G. STELLA 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President, Indiana Hospital & Health Association	19	First National Bank & Trust

DAVID H. WINDLEY 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Director, Blue and Co., LLC (regional consulting and CPA firm)	19	Meridian Investment Advisors, Inc.

The following information may assist you in your decision:

INTERESTED TRUSTEES

•	Kelly D. Clevenger. Mr. Clevenger, who became a Trustee in 1994, is a senior actuary with over three decades of experience in life insurance, annuities and investments with Lincoln Life. Currently he is Vice President of Lincoln Life, and in 1994 became President of the Funds and continues to serve in that capacity. His responsibilities with Lincoln Life have included, among other things, development and design of life insurance, variable annuity and reinsurance products. Mr. Clevenger holds both a Bachelor of Science Degree and a Masters in Actuarial Science from the University of Michigan. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

INDEPENDENT TRUSTEES AND NOMINEES TO SERVE AS INDEPENDENT TRUSTEES

•	Michael D. Coughlin. Mr. Coughlin has been a Director of the JP Fund for eight years. He is Owner of Michael D. Coughlin Associates (General

Management Consulting). Before he started his own consulting firm in 1999, Mr. Coughlin was President of Concord Litho Company, Inc. He is a Trustee of Merrimack County Savings Bank.

•	Nancy L. Frisby. Ms. Frisby has been a Trustee since April 1992. Since August 1999, Ms. Frisby has served as Senior Vice President and Chief Financial Officer of the DeSoto Memorial Hospital, Arcadia, Florida. From May, 1998 to July, 1999, Ms. Frisby served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of Miami School of Medicine in Miami, Florida. From 1974 to 1998, Ms. Frisby was a member of the staff of St. Joseph Medical Center in Fort Wayne, Indiana, and served as its Vice President and Chief Financial Officer. Ms. Frisby holds a Bachelor of Science Degree in accounting from Indiana University/Purdue University of Fort Wayne, and an MBA in Finance from the University of Notre Dame. She is an Advanced Member of the Healthcare Financial Management Association, a member of the American Institute of Certified Public Accountants, and a former officer of the Fort Wayne Chapter of the Financial Executives Institute.

•	Elizabeth S. Hager. Ms. Hager has served on the Board of Directors of the JP Fund for 17 years. She is currently a State Representative for the State of New Hampshire and Executive Director of United Way where she has been employed since 1996. Formerly Ms. Hager was City Councilor and Mayor for the City of Concord, New Hampshire.

•	Gary D. Lemon. Mr. Lemon became an Advisory Trustee in November 2004 and a Trustee in February 2006. Since 1976, Mr. Lemon has been employed by the Economics Department at DePauw University. Beginning in July 2000, he became the Director of the McDermond Center for Management and Entrepreneurship. From 1972 to 1976, Mr. Lemon was an Assistant Instructor in Economics at the University of Kansas. From 1970 to 1972, he was employed by General Electric in the Financial Management Program. Mr. Lemon holds a Bachelor’s Degree in Mathematics and Economics, a Master’s Degree in Economics and a Ph.D. in Economics, all from the University of Kansas. He has served on several committees and in various advisory roles in both the community and university settings.

•	Thomas D. Rath. Mr. Rath has served on the Board of Directors of the JP Fund for 17 years. He is Managing Partner of Rath, Young and Pignatelli (Law Firm) where he has been employed since 1987. In addition, he serves as President of Playball NH. He formerly served as Vice Chairman of Primary Bank, Chairman of Horizon Bank, and as Attorney General of the State of New Hampshire.

•	Kenneth G. Stella. Mr. Stella became a Trustee in February 1998. Mr. Stella is currently President of Indiana Hospital & Health Association, Indianapolis, Indiana, (“Association”) having served that institution since 1984. Among his responsibilities for the Association, he serves as the Chief Executive Officer and is responsible for implementation of all of the policies and directives of the Association’s board of directors. He provides executive management and leadership of all Association programs and services. The Association comprises 157 hospitals and health organizations, and it provides advocacy, data, education, communication and general legal information services to its members. Mr. Stella holds both a Bachelor of Science Degree and a Master’s Degree in Health Administration from Indiana University. Among other affiliations, he is a Fellow of the American College of Healthcare Executives, a Member of the Board of Visitors of the Indiana University School of Public & Environmental Affairs and a Board Member of the First National Bank and Trust.

•	David H. Windley. Mr. Windley became a Trustee in August 2004. In 1971, he became a founding partner of the CPA firm of Blue & Co., LLC, and currently works as an auditor for healthcare, manufacturing, construction and various other industries. He is also a financial consultant to a number of different businesses. From 1967 to 1971, he was employed by Ernst & Ernst. He holds a Bachelor of Arts Degree from Transylvania University and a Master’s Degree in Business Administration from Indiana University. Among other affiliations, he holds a directorship with Meridian Investment Advisors, Inc.

Messrs. Clevenger, Lemon, Stella and Windley and Ms. Frisby are also Members of the Board of Managers of Lincoln National Variable Annuity Fund A (“Fund A”), an investment company which is registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act and is a separate account of Lincoln Life. Fund A and the Funds are collectively referred to herein as the “Fund Complex.”

Do the Trustees and Nominees also have an ownership interest in the Funds?

As of the dates set forth in the chart below, the dollar range of equity securities owned beneficially by each Trustee and nominee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Interested Trustee
Kelly D. Clevenger	As of 9/30/2006: Aggressive Growth Fund— $10,001 - $50,000	As of 9/30/2006: $10,001 - $50,000

Independent Trustees
Michael D. Coughlin	None	None
Nancy L. Frisby	As of 11/30/2006: Growth & Income Fund— $10,001 - $50,000 Managed Fund— $50,001 - $100,000 Social Awareness Fund— $50,001 - $100,000 Special Opportunities Fund—$50,001 - $100,00	As of 11/30/2006: Over $100,00
Elizabeth S. Hager	None	None
Gary D. Lemon	As of 9/30/2006: Growth & Income Fund— $10,001 - $50,000	As of 9/30/2006: $10,001 - $50,000
Thomas D. Rath	None	None
Kenneth G. Stella	As of 9/30/2006: Social Awareness Fund— $10,001 - $50,000 Special Opportunities Fund—$10,001 - $50,000	As of 9/30/2006: $50,001 - $100,000
David H. Windley	As of 9/29/2006: Social Awareness Fund— $10,001 - $50,000 Special Opportunities Fund—$10,001 - $50,000	As of 9/29/2006: $50,001 - $100,000

Board, Shareholder and Committee Meetings. During its last fiscal year, the Lincoln Trust held five Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and at least 75% of committee meetings held within the last fiscal year by a committee on which the Trustee serves as a member.

Audit Committee

The Board of Trustees maintains an Audit Committee to oversee the Lincoln Trust’s financial reporting process on behalf of the Board of Trustees and to report the result of their activities to the Board. The Audit Committee will assist and act as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of each Fund and others relating to oversight of fund accounting, the Lincoln Trust’s system of control, the Lincoln Trust’s process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audits of the Funds. The Audit Committee will approve, prior to appointment, the engagement of the Lincoln Trust’s independent auditor, and will review and evaluate the qualifications, independence, and performance of the independent auditor. The current members of the Audit Committee include all of the current Independent Trustees: Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella and David H. Windley. During the Lincoln Trust’s last fiscal year, the Audit Committee held four meetings.

Nominating and Governance Committee

The Board of Trustees also maintains a Nominating and Governance Committee that is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board. The Board has adopted a charter for its Nominating and Governance Committee setting forth such Committee’s responsibilities. A copy of the charter is included as Exhibit C to this Proxy Statement. The Nominating and Governance Committee is currently comprised of Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella and David H. Windley, each of whom is an Independent Trustee. The Nominating and Governance Committee for the Lincoln Trust held four meetings during the Lincoln Trust’s last fiscal year.

Trustee Nominees and Selection Process

The Nominating and Governance Committee generally identifies candidates for Board membership through personal and business contacts of the Trustees. In addition, the Committee may use a search firm to identify candidates for the Board, if deemed necessary and appropriate to use such a firm. The Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, a check of the candidate’s references and other due diligence. In evaluating a candidate, the Committee will also consider whether the candidate, if elected, would be an Independent Trustee.

The Nominating and Governance Committee has not established any specific minimum requirements that a candidate must meet in order to recommend the candidate to the Board to serve as a Trustee. Rather, the Committee seeks candidates (i) who, in its judgment, will serve the best interests of the Lincoln Trust’s shareholders and are willing and able to contribute to the Board’s oversight and decision-making functions, and (ii) whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

The Nominating and Governance Committee will accept shareholder recommendations for nomination to the Board. Shareholders who wish to submit recommendations for nominations to the Board must submit their recommendations in writing to the Lincoln Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating and Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

Board Compensation. The Fund Complex pays each Independent Trustee an annual fee of $20,000 and an aggregate per day meeting fee of $3,000 for attending meetings of the Board of Trustees or committees of the Board of Trustees attended by the Independent Trustees. Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers who are employed by the Adviser or an affiliated company thereof receive no compensation or expense reimbursement from the Lincoln Trust. Trustees do not receive any pension or retirement benefits as a result of their service as a trustee of the Lincoln Trust. The following table illustrates the compensation paid to the Independent Trustees by the Lincoln Trust as well as compensation paid to the Independent Trustees by the Fund Complex for the Lincoln Trust’s most recently completed fiscal year ending December 31, 2005:

Compensation Table

Name of Person, Position	Aggregate Compensation From the Lincoln Trust	Total Compensation from the Lincoln Trust and Fund Complex
Nancy L. Frisby, Trustee	$36,668	$47,000
Gary D. Lemon, Trustee	$31,168	$35,000
Kenneth G. Stella, Trustee	$31,168	$41,000
David H. Windley, Trustee	$31,168	$41,000
John B. Borsch, Jr., Trustee	$12,218	$20,333

Officers. The Board and the senior management of the Lincoln Trust appoint officers each year, and from time to time as necessary. The following individuals are executive officers of the Lincoln Trust: Kelly D. Clevenger, James E. Blake, Cynthia A. Rose, William P. Flory, Jr. and Risé C.M. Taylor. Exhibit D includes biographical information and the past business experience of such officers, except for Mr. Clevenger, whose information is set forth above along with the other nominees.

What is the Board of Trustees recommending?

The Board of Trustees is recommending that you vote FOR all nominees for Trustee.

What is the required vote to approve Proposal No. 1?

Approval of the nominees requires the affirmative vote of a plurality of the shares of the Fund represented at the meeting, which means that the eight nominees who receive the largest number of properly cast votes will be elected as Trustees.

PROPOSAL 2—APPROVAL OF A NEW

INVESTMENT MANAGEMENT AGREEMENT

(All Funds)

You are being asked to approve a new Investment Management Agreement (the “Proposed Agreement”), between the Lincoln Trust and JPIA. If the shareholders approve the Proposed Agreement, it will become effective on or about May 1, 2007. A copy of the Proposed Agreement is attached to this Proxy Statement as Exhibit A.

Why is a new Investment Management Agreement needed?

At its November 13, 2006 meeting, the Board of Trustees of the Lincoln Trust approved a new advisory relationship between the Lincoln Trust and JPIA, which would replace the current relationship between the Lincoln Trust and Delaware Management Company (“DMC”). The Proposed Agreement between the Lincoln Trust and JPIA will replace the Lincoln Trust’s current advisory agreement (the “Current Management Agreement”) between the Lincoln Trust and DMC. The terms of the Proposed Agreement are substantially similar to those of the Current Management Agreement. A comparison of the terms of the Current Management Agreement with those of the Proposed Agreement appears below under “How do the terms of the Current Management Agreement compare with those of the Proposed Agreement?”

Under the Current Management Agreement, DMC provides investment advisory services to the Lincoln Trust and is responsible for the Lincoln Trust’s overall investment strategy and its implementation. Under the Proposed Agreement, JPIA would provide advisory services to the Lincoln Trust and would be responsible for the Lincoln Trust’s overall investment strategy and its implementation. JPIA would enter into an agreement with certain sub-advisers to provide sub-advisory services for the Lincoln Trust.

For Funds that do not currently have a sub-adviser, it is proposed that DMC be engaged to provide sub-advisory services. See Proposal 3 for more information regarding the proposed retention of DMC as a sub-adviser. Because there will be no changes to the entities and portfolio managers managing the Funds on a day-to-day basis, the appointment of JPIA should not result in any material changes in the nature or the level of investment advisory and administrative services provided to the Lincoln Trust.

The 1940 Act requires that any material changes to a mutual fund’s investment management agreement be approved by the vote of a majority of the outstanding voting securities of that fund. The changes recommended in this Proposal would constitute material changes to the Lincoln Trust’s Current Management Agreement. Accordingly, the Lincoln Trust is seeking shareholder approval of the Proposed Agreement.

What are the terms of the Current Management Agreement?

Subject to the supervision, direction and control of the Lincoln Trust’s Board of Trustees, DMC is responsible under the Current Management Agreement for continuously furnishing an investment program for each Fund in accordance with the Fund’s investment objectives, investment strategies, investment restrictions, and applicable law. The Current Management Agreement provides that DMC will make investment decisions on behalf of each Fund and place all orders for the purchase or sale of portfolio securities.

The Current Management Agreement allows DMC to place orders for the purchase and sale of portfolio investments through brokers and dealers of its choosing, in conformity with the brokerage policy set forth in the Lincoln Trust’s registration statement under the federal securities laws. Under the Current Management Agreement, DMC coordinates matters relating to the operation of each Fund and provides each Fund with certain general administrative services, including furnishing the Board of Trustees with information and periodic reports regarding each Fund’s investments and providing facilities and personnel, including without limitation, legal and accounting personnel and its directors, officers, and employees or its affiliates to serve as directors and/or officers of the Lincoln Trust.

Advisory Services. The Current Management Agreement states that DMC is to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Lincoln Trust’s Board of Trustees and officers. DMC shall make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s objectives and policies. The Current Management Agreement permits DMC, at its expense, to select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 to serve as sub-advisers to the Funds. With respect to 12 of the current 18 Funds, DMC has engaged a sub-adviser to manage the Funds’ assets on a day-to-day basis.

Fees. The Current Management Agreement states that each Fund will pay monthly to DMC exclusively from such Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated based on the applicable fee schedule for that Fund. Exhibit E shows the annual rate for calculating this fee for each Fund, as well as the aggregate amount of fees each Fund paid to DMC for serving as the investment adviser for the Funds’ last fiscal year ended December 31, 2005. If the Current Management Agreement is terminated prior to the end of any calendar month with respect to a Fund, the management fee of such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund, and shall be payable within 10 calendar days after the date of termination.

Payment of Expenses. The Current Management Agreement states that the Lincoln Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto.

Brokerage. The Current Management Agreement provides that, subject to the primary objective of obtaining best execution, DMC may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers who provide statistical, factual and financial information and services to the Funds, DMC, to a sub-adviser, or to any other fund for which DMC or any sub-adviser provides investment advisory services.

Limitation of Liability. Under the Current Management Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties, DMC will not be liable to the Fund or to any shareholder of the Fund for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.

Continuance. The Current Management Agreement states that it shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter if such renewal and continuance is approved at least annually by

(1) the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and (2) by a separate majority vote of the Independent Trustees.

Termination. The Current Management Agreement may be terminated as to any Fund by a Fund at any time, without the payment of a penalty, on not more than 60 days’ written notice to DMC, pursuant to action by the Board of Trustees or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. DMC may also terminate the agreement as to any Fund at any time, without payment of penalty, on not more than 60 days’ written notice to the Lincoln Trust.

The Lincoln Trust’s Current Management Agreement was originally executed on January 1, 2003, and was re-executed on May 1, 2003 when the predecessor funds were reorganized from Maryland corporations to series of a Delaware statutory trust. The Current Management Agreement was submitted for shareholder approval and was approved by shareholders on December 9, 2002. The Current Management Agreement was last approved by the Board of Trustees on August 14, 2006.

How do the terms of the Current Management Agreement compare with those of the Proposed Agreement?

The Current Management Agreement and the Proposed Agreement are identical in all material respects. In accordance with each of the Agreements, the investment adviser is responsible for managing the Lincoln Trust’s portfolio investments and reporting to the Lincoln Trust’s Board of Trustees. However, the Proposed Agreement and the Current Management Agreement are different in that JPIA is the proposed adviser under the Proposed Agreement and the Proposed Agreement has a different term. The Current Management Agreement, including the fees under the Agreement, is reviewed by the Board of Trustees each year. The Proposed Agreement will not be subject to review by the Board of Trustees for an initial two-year period from the execution of the Agreement. Thus, the fees under the Proposed Agreement will likely not change for two years from the execution of the Proposed Agreement.

For services under the Proposed Agreement, JPIA will be entitled to receive a monthly fee from each Fund at the annual rate for calculating this fee for each Fund shown in Exhibit E. The fees under the Proposed Agreement and the Current Management Agreement are the same. No new fee or expense and no increase in any existing fee or expense will be paid by the Trust as a result of the execution of the Proposed Agreement.

What will the Funds’ sub-advisory arrangements be if the Proposed Agreement is approved?

DMC currently has engaged sub-advisers for 12 of the Funds. It is proposed that the sub-advisers continue to serve as sub-advisers to these Funds following shareholder approval of the Proposed Agreement. In addition, as stated above, for the remaining six Funds with respect to which DMC has not engaged a sub-adviser, it is proposed that JPIA retain DMC to serve as sub-adviser to these Funds under the authority granted to it under the Proposed Agreement.

The Funds have obtained an exemptive order from the SEC that permits the Funds to employ a “manager of managers” structure (the “Exemptive Order”). Pursuant to the order, JPIA is permitted to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The Exemptive Order applies to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an “assignment” of the agreement. The relief also permits a Fund to employ two or more sub-advisers at the same time. However, the Exemptive Order does not apply to agreements with sub-advisers that are deemed to be “affiliated persons” of the Funds, as that term is defined in the 1940 Act. In addition, in all cases, the Funds’ Board of Trustees must continue to approve JPIA’s entering into or renewing any sub-advisory agreement.

Pursuant to the Exemptive Order, JPIA will use its power under such order and the Proposed Agreement to rehire the same sub-advisers for 11 Funds that currently have sub-advisers under the same terms currently in place in each sub-advisory agreement. The Board has approved and is now seeking shareholder approval to merge the Core Fund into another fund. For the six Funds for which no sub-adviser is currently engaged, the Board of Trustees is asking shareholders to approve a new Sub-Advisory Agreement between JPIA and DMC since DMC is considered to be an “affiliated person” of the Funds (see Proposal 3). Importantly, for all the Funds, because there will be no changes to the entities or portfolio managers managing any of the Funds on a day-today basis, there should be no effect on the nature or the level of investment advisory services provided to the Funds.

What if a Fund’s shareholders do not approve the Proposed Agreement?

Should a Fund’s shareholders not approve the Proposed Agreement, DMC will continue to act as adviser to such Fund. The Current Management Agreement will not be terminated with respect to that Fund as a result of shareholders not approving the Proposed Agreement.

Who is bearing the expenses related to this Proposal?

All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of this Proposal will be borne by Lincoln Life.

What were the considerations of the Board in approving the Proposed Agreement?

At a meeting held on November 13, 2006, the Board of Trustees of the Lincoln Trust, on behalf of the Funds, including all of the Trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (“the Independent Trustees”), considered and approved the Proposed Agreement and the sub-advisory agreement on behalf of certain series of the Trust with Delaware Management Company (“DMC”), a series of Delaware Management Business Trust (the Proposed Agreement together with the sub-advisory agreement are referred to as the “Advisory Agreements”).

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation (“Jefferson-Pilot”) in April 2006. As described to the Board of the Trust by representatives of The Lincoln National Life Insurance Company (“Lincoln Life”) and JPIA (collectively, “Funds Management”), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the JP Fund into the Lincoln Trust. As part of the proposal to merge the JP Fund into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot funds, succeed DMC as investment adviser to the Lincoln Trust. It is proposed that DMC become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees of the Lincoln Trust at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds

Management in connection with the Funds’ annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the proposed Advisory Agreements and the factors that they should consider in approving such agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. The Board of Trustees accepted and adopted the considerations and conclusions of the Independent Trustees.

In considering the approval of the Proposed Agreement for each Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA’s criteria for review of a sub-adviser’s performance, the latter of which the Independent Trustees noted were the same as DMC’s. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA’s Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management’s representation that some of the same personnel that performed services on behalf of DMC, the Fund’s current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the JP Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also be providing services to the Funds on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Agreement and noted that other than the investment adviser and the term of the Proposed Agreement, that it was the same as the Current Management Agreement with DMC. The Independent Trustees reviewed each Fund’s advisory fee schedule, noted that it was identical to the current advisory fee schedule and, with the exception of the Funds expected to be merged away as noted below, reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to each Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of each Fund was not unreasonable. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Funds, and noted that affiliates of JPIA provide various services to the Funds.

The Independent Trustees noted the following factors and conclusions specific to the named Funds.

Aggressive Growth Fund. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund’s Lipper expense peer group. The Independent Trustees noted that, the Fund’s advisory fee was competitive with the fees JPIA charges to comparable funds, and was below the average of the Fund’s Lipper expense peer group, and concluded that the advisory fee was reasonable. The Independent Trustees also noted JPIA’s agreement to waive a portion of its advisory fees as had DMC through at least April 30, 2008. The Independent Trustees considered the Fund’s proposed advisory fee schedule, noted that it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale.

Bond Fund. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund’s Lipper expense peer group. The Independent Trustees noted that the Fund’s advisory fee was well below the average of the Fund’s Lipper expense peer group and concluded that the advisory fee was reasonable. The Independent Trustees considered the Fund’s proposed advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale.

Capital Appreciation Fund. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund’s Lipper large cap growth funds expense group. The Independent Trustees noted that, the Fund’s advisory fee was competitive with the fees JPIA charges to comparable funds, and was below the average of the Lipper large-cap growth funds expense group. The Independent Trustees also noted JPIA’s agreement to waive a portion of its advisory fees as had DMC through at least April 30, 2008. The Independent Trustees concluded that the advisory fee was reasonable. The Independent trustees considered the Fund’s proposed advisory fee schedule, noted it contains a breakpoint, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale.

Equity-Income Fund. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund’s Lipper expense peer group. The Independent Trustees noted that, the Fund’s advisory fee was competitive with the fees JPIA charges to comparable funds, and was within an acceptable range of the average of the Fund’s Lipper expense peer group, and concluded that the advisory fee was reasonable. The Independent Trustees also noted JPIA’s agreement to waive a portion of its advisory fees as had DMC through at least April 30, 2008. The Independent Trustees considered the Fund’s proposed advisory fee schedule, noted it contains a breakpoint, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale.

Global Asset Allocation Fund. The Board was provided information on the management fees for other funds managed by JPIA, and for the Fund’s Lipper expense peer group. The Independent Trustees noted that the Fund’s advisory fee was below the average of the Fund’s Lipper expense peer group and concluded that the advisory fee reasonable. The Independent Trustees considered the Fund’s proposed advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale.

Growth and Income Fund. The Board was provided information on the management fees for other funds managed or proposed to be managed by JPIA and for the Fund’s Lipper expense peer group. The Independent Trustees noted that, the Fund’s advisory fee was competitive with the fees JPIA charged to comparable funds, and was significantly below the average of the Fund’s Lipper expense peer group, and concluded that the advisory fee was reasonable. The Independent Trustees considered the Fund’s proposed advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale.

International Fund. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund’s Lipper expense peer group. The Independent Trustees noted that, the Fund’s advisory fee was within an acceptable rage of the fees JPIA charges to comparable funds, and was below the average of the Lipper expense peer group and concluded that the advisory fee was reasonable. The Independent Trustees considered the Fund’s proposed advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale.

Managed Fund. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund’s Lipper balanced funds expense group. The Independent Trustees noted that, the Fund’s advisory fee was below the average of the Lipper balanced funds expense group, and concluded that the advisory fee was reasonable. The Independent Trustees considered the Fund’s proposed advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale.

Money Market Fund. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund’s Lipper expense peer group. The Independent Trustees noted that, the Fund’s advisory fee was within an acceptable range of the average advisory fee of its Lipper expense peer group and concluded that the advisory fee was reasonable. The Independent

Trustees considered the Fund’s proposed advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale.

Profile Funds. The Board was provided information on the management fees for other funds managed by JPIA and for each Fund’s Lipper expense peer group. The Independent Trustees noted that, although the Funds’ contractual advisory fee was above the average of the respective Lipper expense peer groups, the relatively small size and short operating history of the Funds and JPIA’s agreement to limit each Fund’s expenses through at least April 30, 2008, and concluded that the advisory fee was reasonable. The Independent Trustees considered each Fund’s proposed advisory fee rate and the relatively small size of the Funds, and concluded that the fee, together with Lincoln’s agreement to limit each Fund’s expenses, reflects a sharing with the Funds of economies of scale.

Social Awareness Fund. The Board was provided information on the management fees for other funds managed or proposed to be managed by JPIA and for the Lipper large-cap core funds expense group. The Independent Trustees noted that, the Fund’s advisory fee was competitive with the fees JPIA charges to comparable funds, and the Fund’s advisory fee was well below the average advisory fee of the Lipper large-cap core funds expense group, and concluded that the advisory fee was reasonable. The Independent Trustees considered the Fund’s proposed advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale.

Special Opportunities Fund. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund’s Lipper expense peer group. The Independent Trustees noted that, the Fund’s advisory fee was competitive with the fees JPIA charges to comparable funds, and the Fund’s advisory fee was significantly below the average advisory fee of its Lipper expense peer group, and concluded that the advisory fee was reasonable. The Independent Trustees considered the Fund’s proposed advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale.

The Independent Trustees also considered that as part of the proposals to consolidate the mutual fund offerings in the Trust, Funds Management proposed that, subject to shareholder approval, each of the Core Fund, the Growth Fund and the Growth Opportunities Fund merge into other Funds in the Lincoln Trust.

The Independent Trustees noted the following factors and conclusions specific to the named Funds:

Core Fund. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund’s Lipper expense peer group. The

Independent Trustees noted that the Fund’s advisory fee was below the average of the Lipper expense peer group and concluded that the advisory fee was reasonable.

Growth Fund. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund’s Lipper expense peer group. The Independent Trustees noted that the Fund’s advisory fee was above the average but at the median of the Fund’s Lipper expense peer group, and concluded that the advisory fee was reasonable.

Growth Opportunities Fund. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund’s Lipper expense peer group. The Independent Trustees noted that the Fund’s advisory fee was below the average of the Fund’s Lipper expense peer group and concluded that the advisory fee was reasonable.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Agreement and to recommend that the Lincoln Trust’s shareholders vote to approve the Proposed Agreement.

What is the Board of Trustees recommending?

The Board of Trustees is recommending that you provide voting instructions to APPROVE the Proposal.

What vote is required to approve the Proposed Agreement?

Approval of Proposal 2 required the affirmative vote of a “majority of the Shares voted.” For purposes of this requirement, “majority of the Shares voted” means, with respect to each Fund, the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more that 50% of the outstanding shares of the Fund.

Additional Information about JPIA

JPIA is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Lincoln National Corporation. Its office is located at One Granite Place, Concord, New Hampshire 03301. JPIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. JPIA currently provides investment management services to the JP Fund. JPIA is responsible for the overall management and supervision of each portfolio under the JP Fund and for providing certain administrative services to the JP Fund, subject to control and review by the JP Fund’s Board of Directors.

JPIA has entered into sub-advisory agreements with certain sub-advisers. Under those agreements, the sub-advisors have day-to-day responsibility for making decisions to buy, sell or hold any particular security, subject to review by the JP Fund’s Board of Directors. JPIA serves as investment adviser to the JP Fund. The portfolios of the JP Fund that have similar investment objectives to the Funds are set forth in Exhibit F to this Proxy Statement.

For providing investment advisory management and management services to the JP Fund, JPIA receives monthly compensation from the JP Fund and has sole responsibility to provide each sub-adviser with monthly compensation at an annual percentage of the average daily net asset value of the portfolios managed.

The following table provides the name and principal occupation of JPIA’s principal executive officers and directors. The address of each of the officers and/or directors of JPIA is One Granite Place, Concord, New Hampshire 03301.

JPIA Directors and Principal Executive Officers

Name	Principal Occupation
Kelly D. Clevenger	Chairman and Director
David K. Booth	President and Director
John A. Weston	Vice President, Treasurer, and Chief Compliance Officer
Craig D. Moreshead	Secretary
Kevin Adamson	Second Vice President
William P. Flory, Jr.	Second Vice President and Assistant Treasurer
Jeffrey D. Coutts	Director

PROPOSAL 3—APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

(Bond Fund, Growth and Income Fund, Managed Fund, Money Market Fund,

Social Awareness Fund and Special Opportunities Fund only)

You are being asked to approve a new Sub-Advisory Agreement (the “Sub-Advisory Agreement”), between JPIA (see Proposal 2) and DMC, the Funds’ current investment adviser. If the shareholders approve the Sub-Advisory Agreement, it will become effective immediately following the effectiveness of the proposed new investment advisory agreement with JPIA on or about May 1, 2007. A copy of the Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B.

Why is a new Sub-Advisory Agreement needed?

At its November 13, 2006 meeting, the Board of Trustees of the Lincoln Trust approved a new advisory relationship between the Lincoln Trust and JPIA. The

Agreement between the Lincoln Trust and JPIA, contingent upon approval of Proposal 2, will replace the Lincoln Trust’s current advisory agreement (the “Current Management Agreement”) between the Lincoln Trust and Delaware Management Company (“DMC”).

Under the Current Management Agreement, DMC provides investment advisory services to the Lincoln Trust, and is responsible for the Lincoln Trust’s overall investment strategy and its implementation. Under the Proposed Agreement, JPIA would provide advisory services to the Lincoln Trust and would be responsible for the Lincoln Trust’s overall investment strategy and its implementation.

Approval of the Sub-Advisory Agreement will allow DMC, as sub-adviser, to provide advisory services for the: (i) Bond Fund, (ii) Growth and Income Fund, (iii) Managed Fund, (iv) Money Market Fund, (v) Social Awareness Fund, and (vi) Special Opportunities Fund. Because this is a new sub-advisory agreement, it has not previously been submitted to a shareholder vote.

What are the terms of the Sub-Advisory Agreement?

Advisory Services. Under the Sub-Advisory Agreement, the Adviser, as manager, will retain DMC as the Sub-Adviser, and the Sub-Adviser will continue to manage the Fund’s investments on a day-to-day basis, subject to the direction and control of the Board of Trustees and the supervision of the Adviser.

Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for day-to-day portfolio management of the Fund. The Sub-adviser will provide these services in accordance with (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the stated investment objectives, policies and restrictions of the Fund, including the diversification requirements of Section 817 of the Internal Revenue Code of 1986, as amended (the “Code); (iii) the Investment Company Act of 1940 and the Investment Advisers Act of 1940; (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund.

Although under the Sub-Advisory Agreement the Sub-Adviser is agreeing to manage the investments of the Fund in accordance with Section 817 of the Code, the Adviser agrees that the official testing for the Fund’s compliance with the Code shall be performed by the Adviser or by the Fund’s custodian. In the event that the Fund is not in compliance with Section 817(h) or Section 851 of the Code, the Adviser will instruct the Sub-Advisor on the corrective action the Sub-Adviser should take.

Among other things, the Sub-Advisory Agreement requires the Sub-Adviser to provide the Adviser and the Board of Trustees with such information and reports as the Adviser deems appropriate or as the Board of Trustees shall reasonably request. In addition, the Sub-Adviser agrees to maintain all books and records relating to the investments and investment transactions of the Fund.

Fees. The Adviser pays the Sub-Adviser out of the fees it receives under the Investment Management Agreement it has with the Trust on behalf of the Fund. For services under the Sub-Advisory Agreement, DMC will be entitled to receive a monthly sub-advisory fee from JPIA, rather than from each Fund directly. No action is being taken or proposed to be taken that would indirectly establish a new fee or expense or increase any existing fee or expense to be paid by the Trust. The annual rate for calculating the sub-advisory fee with respect to each Fund is shown in Exhibit B. As of December 31, 2005, the net assets of the Funds were as follows:

Fund	Net Assets
Bond Fund
Standard Class	$921,660,509
Service Class	$345,440,197

Growth and Income Fund
Standard Class	$2,076,169,126
Service Class	$4,357,941

Managed Fund
Standard Class	$545,772,003
Service Class	$1,016,260

Money Market Fund
Standard Class	$331,370,401
Service Class	$84,535,358

Social Awareness Fund
Standard Class	$1,149,865,107
Service Class	$76,513,470

Special Opportunities Fund
Standard Class	$764,088,569
Service Class	$3,274,649

Payment of Expenses. Under the Sub-Advisory Agreement, the Sub-Adviser pays all of the expenses it incurs to furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties under the applicable agreement faithfully. Under the Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses to furnish administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, excluding expenses associated with the determination of net asset value per share, portfolio accounting and shareholder accounting services.

Brokerage. The Sub-Advisory Agreement provides the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price of best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services in accordance with an SEC safe harbor provision.

Limitation of Liability. The Sub-Advisory Agreement generally provides that the Sub-Adviser shall not be liable to the Fund or any Fund shareholder for any action or omission in the course of, or connected with, rendering sub-advisory services, in the absence of willful misfeasance, brad faith, gross negligence, or a reckless disregard of the performance of its duties as Sub-Adviser. The Sub-Advisory Agreement provides the Sub-Adviser agrees to indemnify the Adviser and the Fund for, and hold it harmless against, any and all losses, claims, damages, liabilities or litigation to which the Adviser or the Fund may become subject insofar as such amounts arise as a result of any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s registration statement or any omission of a material fact required to be stated necessary to make such disclosure not misleading.

Continuance. If shareholder of the Funds approve the Sub-Advisory Agreement, it will continue until two years from the date of its execution, unless earlier terminated. The Sub-Advisory Agreement may be continued from year to year thereafter by a majority vote of the Trustees or shareholders as required by the 1940 Act.

Termination. The Sub-Advisory Agreement may be terminated (i) by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by the adviser on sixty (60) days’ written notice to the Sub-Adviser, and (iii) by the Sub-Adviser on sixty (60) days’ written notice to the Adviser. The Sub-Advisory Agreement provides for immediate termination in the event of its assignment or in the event that the investment advisory contract between the Fund and the Adviser shall have terminated for any reason.

What if a Fund’s shareholders do not approve the Sub-Advisory Agreement?

If shareholders do not approve the Sub-Advisory Agreement, the Board will consider other available options for the portfolio management of the relevant Funds, including reviewing other sub-advisory candidates for each Fund.

Who is bearing the expenses related to this Proposal?

All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of this Proposal will be borne by Lincoln Life.

What were the considerations of the Board in approving the Sub-Advisory Agreement?

In considering the approval of the Sub-Advisory Agreement between JPIA and DMC, the Independent Trustees considered the nature, extent and quality of services to be provided by DMC under the Sub-Advisory Agreement. The Independent Trustees noted that DMC already provides day-to-day portfolio management services to the Funds as the current investment adviser, and the representation of representatives of Lincoln Life and JPIA (“Funds Management”) that the Sub-Advisory Agreement contains substantially the same terms as those in place under the current sub-advisory agreements for the other sub-advised Funds. The Independent Trustees reviewed the services to be provided by DMC, the background of the investment professionals servicing the Fund and the reputation and resources of DMC. The Independent Trustees concluded that the services provided by DMC have been, and are expected to be acceptable. Although no information regarding DMC’s estimated profitability as sub-adviser was provided, the Independent Trustees compared the proposed sub-advisory fees to the sub-advisory fee schedules of Lipper competitor funds and the medium and average fees of comparable funds provided by Financial Research Corporation (“FRC”) and concluded that DMC’s profitability was not expected to be unreasonable. The Independent Trustees considered other benefits available to DMC because of its relationship to the Funds and considered DMC’s statement in connection with the earlier contract renewal process that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to obtain research services through the allocation of fund brokerage.

Bond Fund. The Independent Trustees reviewed the Fund’s investment performance compared to its Lipper performance peer group and a securities market index and noted that, although short-term performance showed relative underperformance, long-term performance was top quartile and concluded that overall performance has been acceptable. The Independent Trustees considered that JPIA will compensate DMC from its fees and reviewed the proposed sub-advisory fee. The Independent Trustees considered the proposed sub-advisory fee rate and the sub-advisory fee schedules of the Fund’s Lipper competitors as supplied by Funds Management. The Independent Trustees noted that the proposed sub-advisory fee rate was within an acceptable range of the Lipper competitors and concluded that the proposed sub-advisory fee was reasonable.

Growth and Income Fund. The Independent Trustees reviewed the Fund’s long- and short-term investment performance compared to the average of its Lipper performance peer group and a securities market index, noted that long-term performance had been above average and determined that, although short-term relative performance was below the average of the Lipper performance peer group, the investment performance of the Fund overall has been acceptable. The Independent Trustees considered that JPIA will compensate DMC from its fees and reviewed the proposed sub-advisory fee. The Independent Trustees considered the proposed sub-advisory fee rate and the sub-advisory fee schedules of the Fund’s Lipper competitors supplied by Funds Management. They noted that the proposed sub-advisory fee rate was within an acceptable range of the Lipper competitors and concluded that the proposed sub-advisory fee was reasonable.

Managed Fund. The Independent Trustees reviewed the Fund’s investment performance compared to the Lipper balanced funds performance peer group and a securities market index, and determined that the investment performance of the Fund over the long-term has been above the average of the Lipper balanced funds performance group, although over the shorter term it has been below average and that overall investment performance has been acceptable. The Independent Trustees considered that JPIA will compensate DMC from its fees and reviewed the proposed sub-advisory fee. The Independent Trustees considered the proposed sub-advisory fee rate and the sub-advisory fee schedules of the Fund’s Lipper competitors supplied by Funds Management. They noted that the proposed sub-advisory fee rate was below the Lipper competitors and concluded that the proposed sub-advisory fee rate was reasonable.

Money Market Fund. The Independent Trustees reviewed the Fund’s investment performance compared to its Lipper performance peer group and a securities market index, noted that the Fund’s performance over the short- and long-term was above average, and determined that the investment performance of the Fund has been good. The Independent Trustees considered that JPIA will compensate DMC from its fees and reviewed the proposed sub-advisory fee. The Independent Trustees considered the proposed sub-advisory fee rate and the sub-advisory fee schedules of the Fund’s Lipper competitors supplied by Funds Management. They noted that while the proposed sub-advisory fee rate was higher than those of the Lipper competitors, but also noted DMC’s statement that the proposed sub-advisory fee was lower than DMC’s standard fee schedule for money market accounts and concluded that the proposed sub-advisory fee rate was reasonable.

Social Awareness Fund. The Independent Trustees reviewed the Fund’s investment performance compared to the Lipper large-cap core funds performance group and a securities market index, and determined that the investment performance of the Fund over the short- and long-term has been good. The Independent Trustees considered that JPIA will compensate DMC from its fees and reviewed the proposed sub-advisory fee. The Independent Trustees considered the proposed sub-advisory fee rate and the sub-advisory fee schedules of the Fund’s Lipper competitors supplied by Funds Management. They noted that the proposed sub-advisory fee rate was competitive with the Lipper competitors and concluded that the proposed sub-advisory fee rate was reasonable.

Special Opportunities Fund. The Independent Trustees reviewed the Fund’s investment performance compared to its Lipper performance peer group and a securities market index, noted that the Fund’s short- and long-term performance has been above average with short-term performance well above average and determined that the investment performance of the Fund has been good. The Independent Trustees considered that JPIA will compensate DMC from its fees and reviewed the proposed sub-advisory fee. The Independent Trustees considered the proposed sub-advisory fee rate and the sub-advisory fee schedules of the Fund’s Lipper competitors supplied by Funds Management. They noted that the proposed sub-advisory fee rate was competitive with its Lipper competitors and concluded that the proposed sub-advisory fee rate was competitive with its Lipper competitors and concluded that the proposed sub-advisory fee rate was reasonable.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the Sub-Advisory Agreement for the Funds and to recommend that the affected Funds’ shareholders vote to approve the Sub-Advisory Agreement.

What is the Board of Trustees Recommending?

The Board of Trustees is recommending that you provide voting instructions to APPROVE the Proposal.

What vote is required to approve Proposal 3?

Approval of Proposal 3 requires the affirmative vote of a “majority of the Shares voted.” For purposes of this requirement, “majority of the Shares voted” means, with respect to each Fund, the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Additional Information about DMC

DMC and its predecessors have been managing mutual finds since 1938. As of September 30, 2006, DMC and its affiliates were managing in excess of $150 billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of Delaware Management Business Trust (“DMBT”), a Delaware Statutory trust registered with the SEC as an investment adviser. DMBT’s address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMBT is an indirect subsidiary of DMH. DMH is an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation.

Under the Current Management Agreement, DMC provides investment advisory services to the Lincoln Trust, and is responsible for the Lincoln Trust’s overall investment strategy and its implementation. However, upon approval of the new Sub-Advisory Agreement, DMC would provide sub-advisory services only to the following funds within the Lincoln Trust: the Bond Fund; the Growth and Income Fund; the Managed Fund; the Money Market Fund; the Social Awareness Fund; and the Special Opportunities Fund.

As adviser, JPIA is primarily responsible for investment decisions affecting each of the funds under its management. However, as sub-adviser, DMC will provide some or substantially all of the investment advisory services required by the above funds, including day-to-day investment management of those funds’ portfolios. DMC makes investment decisions for each respective fund in accordance with such fund’s investment objectives and places orders on behalf of that fund to effect those decisions.

DMC serves as an investment sub-adviser to other mutual funds that have similar investment objectives to the Funds; these other funds are set forth in Exhibit G to this Proxy Statement.

The following table provides the name and principal occupation of DMC’s principal executive officers and directors. The address of each of the DMC officers and/or directors is 2005 Market Street, Philadelphia, Pennsylvania 19103.

DMC Directors and Principal Executive Officers

Name	Principal Occupation
Patrick P. Coyne	President and Trustee
Ryan K. Brist	Executive Vice President, Managing Director, Chief Investment Officer, Fixed Income
See Yeng Quek	Executive Vice President, Managing Director, Chief Investment Officer, Fixed Income, and Trustee
Philip N. Russo	Executive Vice President, Chief Administrative Officer
John C. E. Campbell	Executive Vice President/Global Marketing & Client Services, and Trustee
David P. O’Connor	Senior Vice President, Strategic Investment Relationships and Initiatives, General Counsel, and Trustee

See Exhibit H for information concerning the ownership of DMC.

GENERAL INFORMATION

Share Ownership

The number of shares each Fund had outstanding as of the Record Date is listed in the table at Exhibit I. The applicable Contract Owners are entitled to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote the Fund shares attributable to their variable annuity contract or variable life insurance policy at the meeting.

To the knowledge of the Lincoln Trust, as of the Record Date, no person, except as set forth in the table at Exhibit J, owned of record 5% or more of the outstanding shares of any class of any Fund. To the knowledge of the Lincoln Trust, as of the Record Date, no person, except as set forth in the table at Exhibit K, beneficially owned more than 5% of any class of any of the Funds’ outstanding shares. On the Record Date, no director or executive officer of the Lincoln Trust owned any separate account units attributable to more than one percent of the assets of any class of any Fund.

Voting Information

In addition to the solicitation of proxy cards by mail, officers and employees of the Lincoln Trust, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Lincoln Trust may engage a third-party vendor to solicit proxies from Contract Owners for an approximate fee, including out-of-pocket expenses, ranging between $1,000 and $25,000. All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of each proposal will be borne by Lincoln Life.

At the meeting, Lincoln Life and Lincoln New York will vote each Fund’s shares held in the Accounts, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Funds by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing us how to vote is determined by applying the Contract Owner’s percentage interest in a Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing us how to vote is determined as one vote for each $100 of cash value. To the extent that any Fund shares are owned directly by the Profile Funds, each of which operate as a “fund of funds,” the Profile Funds will “echo” vote those shares directly in the same proportion as all other votes received from the other holders of the Funds’ shares.

Lincoln Life and Lincoln New York will vote each Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to such Fund. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those cards will be cast FOR the proposals considered at the meeting.

All properly executed voting instructions received in time for the meeting will be voted as specified in the instructions or, if no specification is made, FOR each proposal referred to in this Proxy Statement. Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Lincoln Trust (at the offices of the Lincoln Trust) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the meeting. Contract Owners may also revoke prior voting instructions by voting in person at the meeting.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposals in this Proxy Statement. The holders of 33 1/3% of the outstanding shares on the Record Date present, in person or by proxy, at the meeting shall constitute a quorum.

Votes Necessary to Approve Proposals

Approval of Proposal 1 (election of Trustees) requires the affirmative vote of a plurality of the shares of the Lincoln Trust represented at the meeting, which means that the eight nominees who receive the largest number of properly cast votes will be elected as Trustees. Approval of Proposals 2 and 3 require the affirmative vote of a “majority of the Shares voted.” For purposes of this requirement, “majority of the Shares voted” means, with respect to each Fund, the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more that 50% of the outstanding shares of the Fund.

Effect of Abstentions

Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will effectively be a vote against Proposals 2 and 3, for which the required vote is a percentage of the outstanding voting securities, and will have no effect on Proposal 1 or any proposal to adjourn the meeting.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the meeting.

Shareholder Reports

If you would like to receive a copy of the Lincoln Trust’s most recent Annual Reports and most recent Semi-Annual Reports succeeding the Annual Reports, if any, call Customer Service at (800) 4LINCOLN (454-6265) or write to P. O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge. You can also access the Annual Reports and Semi-Annual Reports at:

http://www.annuitycontent.lnc.com/LLsup/PDFLibrary/1985A.pdf

http://www.annuitycontent.lnc.com/llsup/PDFLibrary/SAR-A-MF5.pdf

Other Information

The principal office of the Lincoln Trust is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The current investment adviser of the Lincoln Trust, Delaware Management Company, a series of Delaware Management Business Trust, is located at 2005 Market Street, Philadelphia, Pennsylvania 19103, and the Lincoln Trust’s service providers for certain accounting functions and financial reporting, Delaware Management Holdings, Inc. and Delaware Service Company, Inc., are also located at 2005 Market Street, Philadelphia, Pennsylvania 19103. The Lincoln National Life Insurance Company, which provides various administrative services to the Lincoln Trust, is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

Other Business

To the knowledge of the Lincoln Trust’s Board of Trustees, there is no other business to be brought before the meeting. However, if other matters do properly come before the meeting, Lincoln Life and Lincoln New York intend to vote each Fund’s shares in accordance with the judgment of the Lincoln Trust’s Board on such matters.

Contract Owner Proposals

Under authority granted the Trustees by the Bylaws of the Lincoln Trust, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Lincoln Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Lincoln Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Lincoln Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures may be obtained from Lincoln Life or Lincoln New York.

Administrative Services

During the Funds’ most recently completed fiscal year of operations ended December 31, 2005, the Funds paid: (a) administrative fees to Lincoln Life in the amounts indicated in Exhibit L and (b) accounting and financial reporting fees in the amounts indicated in Exhibit M to Delaware Management Holdings, Inc. and Delaware Services Company, Inc. Lincoln Life, Delaware Management Holdings, Inc. and Delaware Services Company, Inc. will continue to provide these services to the Funds after the Proposed Agreement is approved.

Rule 12b-1 Fees

Under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Service Class shares, the Funds pay a distribution fee of 0.25% out of the assets of the Service Class for activities primarily intended to result in the sale of Service Class shares. Any fees paid to date were used to pay Lincoln Life and Lincoln New York, who have agreed to use the fees for paying services fees as defined under NASD rules and for the printing of prospectuses and reports used for sales purposes. Exhibit N details the fees paid under the distribution and service plan by the Service Class shares of each Fund during the Funds’ most recently completed fiscal year of operations ended December 31, 2005. The Funds will continue to make payments under the plan after the Proposed Agreement is approved.

Affiliated Broker Dealers

As of December 31, 2005, DMC had the following affiliated brokers: AnnuityNet Insurance Agency, Inc., Delaware Distributors, L.P., Lincoln Financial Distributors, Inc., Lincoln Financial Advisors Corporation, and The Lincoln National Life Insurance Company. As of December 31, 2005, JPIA had the following affiliated brokers: Jefferson Pilot Securities Corporation, Jefferson Pilot Variable Corporation, Windward Securities Corporation and Polaris Financial Services, Inc.

The Funds have not paid brokerage commissions to affiliated brokers as of its most recently completed fiscal year, which would be December 31, 2005.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP has been selected as the independent registered public accounting firm for the Lincoln Trust for its current fiscal year. The Audit Committee must pre-approve all audit and non-audit services provided by Ernst & Young LLP relating to the operations or financial reporting of the Lincoln Trust. The Committee must also pre-approve any non-audit service to be provided by Ernst & Young LLP to the Lincoln Trust, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations and financial reporting of the Lincoln Trust. The Committee reviews any audit or non-audit services to be provided by Ernst & Young LLP to determine whether they are appropriate and permissible under applicable law.

Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but have the opportunity to make a statement if they wish, and will be available should any matter arise requiring Ernst & Young LLP’s presence, such as to respond to appropriate questions.

The following are the respective fees incurred by the Lincoln Trust for the prior two years in connection with the services provide by Ernst & Young LLP with respect to the operations and financial reporting of the Lincoln Trust:

Audit Fees. The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Lincoln Trust’s financial statements and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2005 and 2004 for the Lincoln Trust were $297,000 and $181,000, respectively.

Audit-Related Fees. The audit-related fees billed by Ernst & Young LLP for assurance and other services reasonably related to the performance of the audit of the Lincoln Trust’s financial statements and not reported above under “Audit Fees” for the fiscal years ended December 31, 2005 and 2004 were $17,100 and $0 respectively. These audit-related services were comprised of a review of the Lincoln Trust’s semi-annual report to shareholders.

Tax Fees. There were no fees billed by Ernst & Young LLP for tax-related services provided to DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of the Lincoln Trust for the Lincoln Trust’s last two completed fiscal years ended on December 31, 2005 and 2004.

All Other Fees. There were no other fees billed by Ernst & Young LLP for products and services provided by the independent auditor to the Lincoln Trust for the Lincoln Trust’s last two completed fiscal years ended December 31, 2005 and 2004.

Aggregate Non-Audit Fees to the Lincoln Trust, DMC and Service Provider Affiliates. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Lincoln Trust and to DMC and other service providers under common control with DMC, for the Lincoln Trust’s last two completed fiscal years ended December 31, 2005 and 2004 were approximately $463,320 and $474,394, respectively.

In connection with its selection of the independent auditor, the Audit Committee has considered Ernst and Young LLP’s provision of non-audit services to DMC and other service providers under common control with DMC that were not required to be pre-approved pursuant to Regulation S-X. The Audit Committee has determined that the provision of these services is compatible with maintaining Ernst & Young LLP’s independence.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to the Lincoln Trust, c/o The Lincoln National Life Insurance Company at 1300 S. Clinton Street, Fort Wayne, IN 46802. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

EXHIBITS TO

PROXY STATEMENT

Exhibit A—Form of New Investment Management Agreement

Exhibit B—Form of New Sub-Advisory Agreement

Exhibit C—Nominating and Governance Committee Charter

Exhibit D—Executive Officers of the Lincoln Trust

Exhibit E—Advisory Fee Rates Applicable to Each Fund

Exhibit F—Other Funds with Similar Investment Objectives Managed by JPIA

Exhibit G—Other Funds with Similar Investment Objectives Managed by DMC

Exhibit H—Ownership Information about JPIA and DMC

Exhibit I—Outstanding Shares as of the Record Date

Exhibit J—Ownership of Shares as of the Record Date

Exhibit K—Principal Holders of Shares as of the Record Date

Exhibit L—Fund Administration Fees

Exhibit M—Fund Accounting Fees

Exhibit N—Rule 12b-1 Fees paid by Service Class Shares of the Funds

EXHIBIT A

FORM OF

INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made by and between the LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (the “Trust”), a Delaware statutory trust, on behalf of each of its series (the “Funds”), which are listed in Schedule A to this Agreement, and JEFFERSON PILOT INVESTMENT ADVISORY CORPORATION (the “Investment Manager”), a Tennessee corporation.

W I T N E S S E T H:

WHEREAS, the Trust has been organized and operates as a series investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities; and

WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940 as an investment adviser and engages in the business of providing investment management services; and

WHEREAS, each Fund and the Investment Manager desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Funds in any way, or in any way be deemed an agent of the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s objectives and policies. The Investment Manager shall furnish the Board of Trustees with such information and reports regarding each Fund’s investments as the Investment Manager deems appropriate or as the Board of Trustees may reasonably request.

2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with each Fund’s shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In conducting its own business and affairs, the Trust may utilize its trustees, officers and employees; may utilize the facilities and personnel of the Investment Manager and its affiliates; and may enter into agreements with third parties, either affiliated or non-affiliated, to perform any of these functions. In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager and its affiliates may share facilities common to each, which may include, without limitation, legal and accounting personnel, with appropriate proration of expenses between them. Directors, officers and employees of the Investment Manager or its affiliates may be directors, trustees and/or officers of any of the investment companies within the Lincoln Financial Group family. Directors, officers and employees of the Investment Manager or its affiliates who are directors, trustees, and/or officers of these investment companies shall not receive any compensation from such investment companies for acting in such dual capacity.

3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Funds, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment company or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

(b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.

4. As compensation for the services to be rendered to each Fund by the Investment Manager under the provisions of this Agreement, each Fund shall pay monthly to the Investment Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Schedule A hereto.

If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time with the approval of the Board of Trustees. At such time, the Investment Manager shall assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the approval of the Board of Trustees and any requisite shareholder approval is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

6. The services to be rendered by the Investment Manager to each Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

7. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to any Fund or to any other investment company, corporation, association, firm or individual.

8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as each Fund’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right to adopt and to use the words “JPVF,” “Jefferson Pilot Investment Advisory Corporation” in their names and in the names of any series or class of shares of such investment companies.

9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to each Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

10. This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to each Fund as of the effective date set forth in Schedule A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund by the Fund at any time, without the payment of a penalty, on not more than sixty days’ written notice to the Investment Manager of the Fund’s intention to do so, pursuant to action by the Board of Trustees or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement as to any Fund at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement as to a Fund, the obligations of that Fund and the Investment Manager with respect to that Fund shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

12. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning defined in the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the 1st day of May, 2007.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its series

By:
Name:
Title:

JEFFERSON PILOT INVESTMENT ADVISORY CORPORATION

By:
Name:
Title:

SCHEDULE A

THIS SCHEDULE A lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund:

Fund Name	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate	Effective Date
Aggressive Growth Fund	.75 of 1% of the first $200 million; .70 of 1% of the next $200 million; and .65 of 1% of the excess over $400 million	May 1, 2007

Bond Fund	.48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% of the excess over $400 million	May 1, 2007

Capital Appreciation Fund	.75 of 1% of the first $500 million; and .70 of 1% of the excess over $500 million	May 1, 2007

Equity-Income Fund	.75 of 1% of the first $500 million; and .70 of 1% of the excess over $500 million	May 1, 2007

Growth and Income Fund	.48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% of the excess over $400 million	May 1, 2007

Global Asset Allocation Fund	.75 of 1% of the first $200 million; .70 of 1% of the next $200 million; and .68 of 1% of the excess over $400 million	May 1, 2007

International Fund	.90 of 1% of the first $200 million; .75 of 1% of the next $200 million; and .60 of 1% of the excess over $400 million	May 1, 2007

Managed Fund	.48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% of the excess over $400 million	May 1, 2007

Money Market Fund	.48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% of the excess over $400 million	May 1, 2007

Fund Name	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate	Effective Date
Social Awareness Fund	.48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% of the excess over $400 million	May 1, 2007

Special Opportunities Fund	.48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% of the excess over $400 million	May 1, 2007

Core Fund	.69 of 1%	May 1, 2007

Growth Fund	.74% of 1%	May 1, 2007

Growth Opportunities Fund	.99% of 1%	May 1, 2007

Conservative Profile Fund	.25% of 1%	May 1, 2007

Moderate Profile Fund	.25% of 1%	May 1, 2007

Moderately Aggressive Profile Fund	.25% of 1%	May 1, 2007

Aggressive Profile Fund	.25% of 1%	May 1, 2007

EXHIBIT B

Form of

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (“Agreement”) executed as of May 1, 2007, is between JEFFERSON PILOT INVESTMENT ADVISORY CORPORATION, a Tennessee corporation (the “Adviser”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the each of its series (the “Funds”) which are listed in Schedule A to this Agreement, has entered into an Investment Management Agreement, dated May 1, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Funds; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.    SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a) Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund. In the performance of its duties and obligations under this Agreement, the Sub-Adviser will comply with the diversification requirements of Section 817 of the Internal Revenue Code of 1986, as amended (the “Code”). The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.

(b) The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).

(c) The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees. Upon sixty (60) days’ written notice to the Sub-Adviser, the Trustees may withdraw the authority granted to the Sub-Adviser pursuant to this Section.

(d) In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions. Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

(e) The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f) The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Board of Trustees shall reasonably request. The Sub-Adviser shall make its officers and employees available to the Adviser from time to time at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser regarding the investment affairs of the Fund.

(g) The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the stated investment objectives, policies and restrictions of the Fund; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund.

(i) The Sub-Adviser shall assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j) The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act. Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings. The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

(k) Except as expressly provided under this Agreement, neither the Sub-Adviser nor any of its officers or employees shall act upon or disclose to any person any material non-public information with respect to the Fund, the Trust or the Adviser, including, without limitation, the portfolio holdings of the Fund.

(l) The Sub-Adviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817(h) of the Code based upon its own records with respect to the Fund assets managed by the Sub-Adviser. However, the Adviser agrees that the official testing for the Fund’s compliance with the Internal Revenue Code of 1986 shall be performed by the Adviser or by the Fund’s custodian. The Sub-Adviser shall provide timely notice each calendar quarter if, in accordance with its records, such diversification with respect to the Fund assets managed by the Sub-Adviser was not satisfied. The Adviser agrees that in the event that the Fund was not in compliance with Section 817(h) or Section 851 of the Code, it will instruct the Sub-Adviser on the corrections that it should take within 30 days of the end of the calendar quarter. If the Fund fails the diversification requirements of Section 817(h) of the Code, the Sub-Adviser shall assist the Adviser in the preparation of any request for relief or argument to the Commissioner of the Internal Revenue Service pursuant to Treas. Reg. Section 1-817-5(c)(2) and Revenue Procedures 92-95 (or its successor).

2.    OTHER AGREEMENTS.

The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.    COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a) As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b) The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser. Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month. If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.    AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.    EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a) This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below. Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

(b) This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by a majority vote of the Trustees or shareholders as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time:

(i) by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii) by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii) by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c) No amendment to this Agreement shall be effective unless (i) there is written consent of the parties to this Agreement and (ii) the amendment is approved in a manner consistent with the 1940 Act as interpreted or permitted by the U.S. Securities and Exchange Commission (“SEC”) and/or its staff.

6.    CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7.    NONLIABILITY OF SUB-ADVISER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.    INDEMNIFICATION.

The Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Funds may become subject as a result of any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading; provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

9.    RECORDS; RIGHT TO AUDIT.

(a) The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.    MARKETING MATERIALS.

(a) The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named. No such material shall be used except with prior written permission of the Sub-Adviser or its delegate. The

Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis. Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b) The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named. No such material shall be used except with prior written permission of the Fund or its delegate. The Fund agrees to respond to any request for approval on a prompt and timely basis. Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

11.    GOVERNING LAW.

This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.    SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.    CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

JEFFERSON PILOT INVESTMENT ADVISORY CORPORATION

Name:
Title:

DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust

Name:
Title:

Accepted and agreed to

as of the day and year

first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of its series listed on Schedule A

Name:	Kelly D. Clevenger
Title:	President

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

Fund	Annual Rate as a Percent of Average Daily Net Assets
Bond Fund	0.18%
Growth and Income Fund	0.20%
Managed Fund	0.19%
Money Market Fund	0.18%
Social Awareness Fund	0.20%
Special Opportunities Fund	0.20%

EXHIBIT C

Nominating and Governance Committee Charter

Membership

The Nominating and Governance Committee shall be composed entirely of independent directors.

Nominating Functions

1.	The Committee shall make nominations for independent director membership on the Board of Directors. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other principal service providers.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Directors.

3.	The Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall review and recommend any appropriate changes in compensation for directors, independent chair, and all committee chairs to the Board.

Committee Functions

1.	The Committee shall make nominations for membership on all committees, committee chairs, and independent chair and shall review all of these assignments at least annually.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for committee chairs and the independent chair. The Committee shall make recommendations for any such action to the full Board.

Other Responsibilities

1.	The Committee shall monitor the performance of legal counsel employed by the Funds and the Independent Directors, and shall be responsible for the supervision of counsel for the Independent Directors.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

3.	The Committee shall review the Charter at least annually and recommend any changes to the full Board of Directors.

4.	The Committee is responsible for managing the annual Board assessment process and any peer reviews.

EXHIBIT D

EXECUTIVE OFFICERS OF THE LINCOLN TRUST

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Board Memberships Held by Officer
James E. Blake One Commerce Square 2005 Market Street Philadelphia, PA 19103 YOB: 1963	Chief Compliance Officer	Chief Compliance Officer since November 2005	Assistant Vice President and Senior Compliance Officer, Delaware Investments; formerly Client Trading Compliance Manager, Loomis Sayles & Company, LP	N/A

Cynthia A. Rose 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Assistant Secretary, Lincoln National Corporation; formerly Secretary and Assistant Vice President, The Lincoln National Life Insurance Company.	N/A

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1959	Chief Accounting Officer	Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; formerly Second Vice President and Director of Corporate Procurement and Assistant Vice President Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company.	N/A

Risé C. M. Taylor 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President and Treasurer since August 2003	Vice President, The Lincoln National Life Insurance Company; formerly Portfolio Manager of Lincoln Investment Management	N/A

EXHIBIT E

Advisory Fee Rates Applicable to Each Fund

Lincoln Fund	Annual Rate as a Percent of Average Daily Net Assets under Current Management Agreement and Proposed Agreement	Aggregate Fees Paid For Fiscal Year Ended December 31, 2005 under Current Management Agreement
Aggressive Growth Fund	.75 of 1% of the first $200 million; .70 of 1% of the next $200 million; .65 of 1% of the excess over $400 million	$1,920,473[1]

Bond Fund	.48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% in excess over $400 million	$4,117,866

Capital Appreciation Fund	.75 of 1% of the first $500 million;	$4,351,441[2]
	.70 of 1% of the excess over $500 million

Core Fund	.69 of 1% of the average daily net asset value	$34,818[3]

Equity-Income Fund	.75 of 1% of the first $500 million;	$5,741,232[4]
	.70 of 1% of the excess over $500 million

Global Asset Allocation Fund	.75 of 1% of the first $200 million;	$2,003,874
	.70 of 1% of the next $200 million; and
	.68 of 1% of the excess over $400 million

Growth and Income Fund	.48 of 1% of the first $200 million;	$6,951,395
	.40 of 1% of the next $200 million; and
	.30 of 1% in excess over $400 million

Growth Fund	.74 of 1% of the average daily net asset value	$36,779[3]

Growth Opportunities Fund	.99 of 1% of the average daily net asset value	$19,423[3]

International Fund	.90 of 1% of the first $200 million;	$4,356,095
	.75 of 1% of the next $200 million; and
	.60 of 1% in excess over $400 million

Managed Fund	.48 of 1% of the first $200 million;	$2,239,334
	.40 of 1% of the next $200 million; and
	.30 of 1% in excess over $400 million

Money Market Fund	.48 of 1% of the first $200 million;	$1,684,389
	.40 of 1% of the next $200 million; and
	.30 of 1% in excess over $400 million

Lincoln Fund	Annual Rate as a Percent of Average Daily Net Assets under Current Management Agreement and Proposed Agreement	Aggregate Fees Paid For Fiscal Year Ended December 31, 2005 under Current Management Agreement
Social Awareness Fund	.48 of 1% of the first $200 million;	$4,049,125
.40 of 1% of the next $200 million; and
.30 of 1% in excess over $400 million

Special Opportunities Fund	.48 of 1% of the first $200 million;	$2,677,521
.40 of 1% of the next $200 million; and
.30 of 1% in excess over $400 million

Conservative Profile Fund	.25 of 1% of the average daily net asset value	$20,621[3]

Moderate Profile Fund	.25 of 1% of the average daily net asset value	$76,708[3]

Moderately Aggressive Profile Fund	.25 of 1% of the average daily net asset value	$48,854[3]

Aggressive Profile Fund	.25 of 1% of the average daily net asset value	$15,693[3]

[1]	Effective October 1, 2005, DMC contractually waived the following portion of its advisory fee: 0.05% of the excess over $750,000,00 of average daily net assets of the Fund.
[2]	Effective May 1, 2005, DMC contractually agreed to waive the following portion of its advisory fee: 0.15% of the first $100,000,000 of average daily net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next $250,000,000 of average daily net assets of the Fund; 0.10% of the next $250,000,000 of average daily net assets of the Fund; 0.15% of the next $750,000,000 of average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund.
[3]	Fund commenced operations on May 3, 2005.
[4]	Effective May 1, 2005, DMC contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the Fund; 0.05% on the next $500,000,000 of average daily net assets of the Fund; 0.10% on the excess over $750,000,000 of average daily net assets of the Fund. These waiver agreements were to continue until April 30, 2007, but afterwards DMC could provide written notice of termination.

EXHIBIT F

Other Funds with Similar Investment Objectives Managed by JPIA

Fund Name	Assets under the Proposed Adviser’s Management/ Fund Size Net Assets 12/31/05	Effective Fee (based on average assets) 12/31/05 Annual Report		Fee Waiver
Balanced Portfolio, Jefferson Pilot Variable Fund, Inc. (similar investment objectives to the Managed Fund)	$68,367,667	First $100 Million	.65%	None
		Next $100 Million	.55%
		Over $200 Million	.50%

Capital Growth Portfolio, Jefferson Pilot Variable Fund, Inc. (similar investment objectives to the Capital Appreciation Fund and Growth Fund)	$174,987,723	First $100 Million	.75%	None
		Next $150 Million	.70%
		Next $750 Million	.65%
		Over $1 Billion	.60%

Growth Portfolio, Jefferson Pilot Variable Fund, Inc. (similar investment objectives to the Capital Appreciation Fund and Growth Fund)	$42,282,083	First $150 Million	.65%	None
		Next $100 Million	.60%
		Over $250 Million	.55%

International Portfolio, Jefferson Pilot Variable Fund, Inc. (similar investment objectives to the International Fund)	$50,761,581	First $50 Million	1.0%	None
		Next $50 Million	.95%
		Next $50 Million	.90%
		Next $100 Million	.85%
		Over $250 Million	.80%

Mid-Cap Growth Portfolio, Jefferson Pilot Variable Fund, Inc. (similar investment objectives to the Aggressive Growth Fund)	$21,170,530	First $25 Million	.90%	None
		Next $50 Million	.85%
		Next $75 Million	.80%
		Next $100 Million	.70%
		Over $250 Million	.65%

Fund Name	Assets under the Proposed Adviser’s Management/ Fund Size Net Assets 12/31/05	Effective Fee (based on average assets) 12/31/05 Annual Report		Fee Waiver
Money Market Portfolio, Jefferson Pilot Variable Fund, Inc. (similar investment objectives to the Money Market Fund)	$67,227,511	First $50 Million	.50%	None
		Next $50 Million	.45%
		Next $150 Million	.40%
		Over $250 Million	.30%

Small Company Portfolio, Jefferson Pilot Variable Fund, Inc. (similar investment objectives to the Growth Opportunities Fund)	$70,149,868	First $100 Million	.75%	None
		Next $100 Million	.70%
		Next $300 Million	.65%
		Next $500 Million	.625%
		Over $1 Billion	.60%

Strategic Growth Portfolio, Jefferson Pilot Variable Fund, Inc. (similar investment objectives to the Capital Appreciation Fund and Growth Fund)	$86,412,604	First $50 Million	.80%	None
		Next $50 Million	.75%
		Next $150 Million	.70%
		Next $250 Million	.65%
		Over $500 Million	.60%

Value Portfolio, Jefferson Pilot Variable Fund, Inc. (similar investment objectives to the Equity-Income Fund)	$83,737,229	First $75 Million	.75%	None
		Next $75 Million	.70%
		Next $50 Million	.65%
		Over $200 Million	.60%

EXHIBIT G

Other Funds with Similar Investment Objectives Managed by

Proposed Sub-Adviser

Fund Name	Assets Under the Sub-Adviser’s Management/ Fund Size (as of 12/31/06)	Effective Fee (based on assets) (this is the fee rate)	Fee Waiver
Core Focus Fixed Income Portfolio—Delaware Pooled Trust (similar investment objectives to the Bond Fund)	$54,725,321.56	.40%	Contractual waiver
			through 2/28/07, capping total annual operating expenses other than non-routine expenses at 43 basis points of average daily net assets

Delaware Cash Reserve (similar investment objectives to the Money Market Fund)	$473,203,015.84	.45%	None

Delaware VIP Cash Reserve (similar investment objectives to the Money Market Fund)	$20,979,611.93	.45%	None

EXHIBIT H

Ownership Information about JPIA and DMC

JPIA

Parent Entity Name	Address	Percentage of voting securities owned by immediate parent entity
Lincoln National Corporation	Centre Square, West Tower 1500 Market Street, Suite 3900 Philadelphia, PA 19102	Publicly-held

Lincoln JP Holdings, L.P.	1300 South Clinton Street Fort Wayne, IN 46801	99.9%—Lincoln National Corporation (Limited Partner) .1%—Lincoln JP Company, LLC (General Partner)

Jefferson Pilot Investment Advisory Corporation	One Granite Place Concord, NH 03301	100%

	DMC
Parent Entity Name	Address	Percentage of voting securities owned by immediate parent entity
Lincoln National Corporation	Centre Square, West Tower	Publicly-held
	1500 Market Street, Suite 3900 Philadelphia, PA 19102

Lincoln National Investments, Inc.	Centre Square, West Tower	100%
	1500 Market Street, Suite 3900 Philadelphia, PA 19102

Lincoln National Investment Companies, Inc.	2005 Market Street	100%
	Philadelphia, PA 19103

Delaware Management Holdings, Inc.	2005 Market Street	100%
	Philadelphia, PA 19103

DMH Corp.	1403 Foulk Road, Suite 102	100%
	Foulkston Plaza Wilmington, DE 19803

Parent Entity Name	Address	Percentage of voting securities owned by immediate parent entity
Delaware Investments U.S., Inc.	1403 Foulk Road, Suite 102	100%
	Foulkston Plaza Wilmington, DE 19803

Delaware Management Company, Inc.	2005 Market Street	100%
	Philadelphia, PA 19103

Delaware Management Business Trust	2005 Market Street	100%
	Philadelphia, PA 19103

Delaware Management Company	2005 Market Street	100%
	Philadelphia, PA 19103

EXHIBIT I

Outstanding Shares as of the Record Date

Fund	Total Number of Shares Outstanding
Aggressive Growth Fund
Standard Class	23,890,287.50
Service Class	1,112,196.90

25,002,484.40
Bond Fund
Standard Class	74,605,897.55
Service Class	36,233,303.70

110,839,201.25
Capital Appreciation Fund
Standard Class	24,386,649.72
Service Class	846,081.67

25,232,731.39
Core Fund
Standard Class	4,074,985.76
Service Class	323,705.88

4,398,691.64
Equity Income Fund
Standard Class	40,645,628.53
Service Class	1,086,008.02

41,731,636.55
Global Asset Allocation Fund
Standard Class	18,695,349.22
Service Class	2,165,097.42

20,860,446.64
Growth Fund
Standard Class	3,135,464.70
Service Class	666,010.54

3,801,475.24
Growth and Income Fund
Standard Class	56,847,075.41
Service Class	362,285.27

57,209,360.68
Growth Opportunities Fund
Standard Class	135,928.31
Service Class	306,245.91

442,174.22

Fund	Total Number of Shares Outstanding
International Fund
Standard Class	34,858,948.84
Service Class	8,056,719.23

42,915,668.07
Managed Fund
Standard Class	31,131,498.26
Service Class	118,840.62

31,250,338.88
Money Market Fund
Standard Class	41,832,809.33
Service Class	17,245,646.54

59,078,455.87
Social Awareness Fund
Standard Class	31,646,090.62
Service Class	2,342,449.90

33,988,540.52
Special Opportunities Fund
Standard Class	18,376,123.19
Service Class	186,029.55

18,562,152.74
Conservative Profile Fund
Standard Class	741,108.06
Service Class	7,100,703.55

7,841,811.61
Moderate Profile Fund
Standard Class	3,085,153.34
Service Class	32,138,208.95

35,223,362.29
Moderately Aggressive Profile Fund
Standard Class	2,818,022.61
Service Class	20,463,623.63

23,281,646.24
Aggressive Profile Fund
Standard Class	1,132,954.36
Service Class	4,652,077.91

5,785,032.27

EXHIBIT J

Ownership of Shares as of the Record Date

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Aggressive Growth Fund
Standard Class	Lincoln National (Life) VA Acct C	16,702,240.70	69.91%
	Lincoln National (Life) VA Acct L	2,013,908.41	8.43%
	Moderate Profile Fund	1,457,122.75	6.10%
	1300 South Clinton Street
	Fort Wayne IN 46801

Aggressive Growth Fund
Service Class	Lincoln National (Life) VA Acct C	81,997.81	7.37%
	Lincoln National (Life) VA Acct N	955,360.51	85.90%
	1300 South Clinton Street
	Fort Wayne IN 46801

Aggressive Profile Fund
Standard Class	Lincoln National (Life) VA Acct C	767,357.09	67.73%
	Lincoln National (Life) VA Acct L	75,477.18	6.66%
	Lincoln National (Life) VA Acct Q	144,870.86	12.79%
	Lincoln Life FPVL Acct M	90,856.94	8.02%
	1300 South Clinton Street
	Fort Wayne IN 46801

Aggressive Profile Fund
Service Class	Lincoln National (Life) VA Acct N	4,368,912.65	93.91%
	1300 South Clinton Street
	Fort Wayne IN 46801

Bond Fund
Standard Class	Lincoln National (Life) VA Acct C	28,491,392.37	38.19%
	Lincoln National (Life) VA Acct N	25,838,216.35	34.63%
	Lincoln Life FPVL Acct M	3,846,710.83	5.16%
	Lincoln Life FPVL Acct S	5,353,061.14	7.18%
	1300 South Clinton Street
	Fort Wayne IN 46801

Bond Fund
Service Class	Lincoln Life & Annuity (New York) VA Acct N	2,062,050.50	5.69%
	Lincoln National (Life) VA Acct N	33,665,666.58	92.91%
	1300 South Clinton Street
	Fort Wayne IN 46801

Capital Appreciation Fund
Standard Class	Lincoln National (Life) VA Acct C	22,676,083.61	92.99%
	1300 South Clinton Street
	Fort Wayne IN 46801

Capital Appreciation Fund
Service Class	Lincoln National (Life) VA Acct N	809,984.98	95.73%
	1300 South Clinton Street
	Fort Wayne IN 46801

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Conservative Profile Fund
Standard Class	Lincoln National (Life) VA Acct C	549,082.66	74.09%
	Lincoln National (Life) VA Acct L	37,623.27	5.08%
	Lincoln National (Life) VA Acct Q	47,298.31	6.38%
	Lincoln Life FPVL Acct R	43,094.44	5.81%
	Lincoln Life FPVL Acct S	37,284.46	5.03%
	1300 South Clinton Street
	Fort Wayne IN 46801

Conservative Profile Fund
Service Class	Lincoln National (Life) VA Acct N	6,773,025.02	95.39%
	1300 South Clinton Street
	Fort Wayne IN 46801

Core Fund
Standard Class	Moderate Profile Fund	1,816,880.97	44.59%
	Moderately Aggressive Profile Fund	1,716,485.60	42.12%
	Aggressive Profile Fund	505,188.48	12.40%
	1300 South Clinton Street
	Fort Wayne IN 46801
Core Fund
Service Class	Lincoln Life & Annuity (New York) VA Acct N	20,778.06	6.42%
	Lincoln National (Life) VA Acct N	302,927.82	93.58%
	1300 South Clinton Street
	Fort Wayne IN 46801

Equity-Income Fund
Standard Class	Lincoln National (Life) VA Acct C	38,234,509.45	94.07%
	1300 South Clinton Street
	Fort Wayne IN 46801

Equity-Income Fund
Service Class	Lincoln National (Life) VA Acct C	194,175.56	17.88%
	Lincoln National (Life) VA Acct N	860,711.73	79.25%
	1300 South Clinton Street
	Fort Wayne IN 46801

Global Asset Allocation Fund
Standard Class	Lincoln National (Life) VA Acct C	15,506,258.34	82.94%
	Lincoln National (Life) VA Acct N	2,505,300.57	13.40%
	1300 South Clinton Street
	Fort Wayne IN 46801

Global Asset Allocation Fund
Service Class	Lincoln National (Life) VA Acct N	1,978,678.44	91.39%
	Lincoln Life & Annuity (New York) VA Acct N	114,027.94	5.27%
	1300 South Clinton Street
	Fort Wayne IN 46801

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Growth Fund
Standard Class	Conservative Profile Fund	221,619.80	7.07%
	Moderate Profile Fund	1,374,503.76	43.84%
	Moderately Aggressive Profile Fund	1,155,784.46	36.86%
	Aggressive Profile Fund	357,987.69	11.42%
	1300 South Clinton Street
	Fort Wayne IN 46801

Growth Fund
Service Class	Lincoln National (Life) VA Acct N	662,323.17	99.45%
	1300 South Clinton Street
	Fort Wayne IN 46801

Growth and Income Fund
Standard Class	Lincoln National (Life) VA Acct C	54,749,283.73	96.31%
	1300 South Clinton Street
	Fort Wayne IN 46801

Growth and Income Fund
Service Class	Lincoln National (Life) VA Acct C	56,389.47	15.56%
	Lincoln National (Life) VA Acct N	292,789.66	80.82%
	1300 South Clinton Street
	Fort Wayne IN 46801

Growth Opportunities Fund Standard Class	Aggressive Profile Fund	109,262.51	80.38%
	Lincoln Life FPVL Acct S 1300 South Clinton Street Fort Wayne IN 46801	10,865.17	7.99%

Growth Opportunities Fund Service Class	Lincoln National (Life) VA Acct N	272,694.21	89.04%
	Lincoln Life & Annuity (New York) VA Acct N 1300 South Clinton Street Fort Wayne IN 46801	33,328.63	10.88%

International Fund Standard Class	Lincoln National (Life) VA Acct C	25,091,213.77	71.98%
	Lincoln National (Life) VA Acct N 1300 South Clinton Street Fort Wayne IN 46801	2,847,949.98	8.17%

International Fund Service Class	Lincoln National (Life) VA Acct N	7,211,076.22	89.50%
	Lincoln Life & Annuity (New York) VA Acct N 1300 South Clinton Street Fort Wayne IN 46801	422,518.62	5.24%

Managed Fund Standard Class	Lincoln National (Life) VA Acct C	29,984,750.55	96.32%
	1300 South Clinton Street Fort Wayne IN 46801

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Managed Fund Service Class	Lincoln National (Life) VA Acct C	118,840.62	100.00%
	1300 South Clinton Street Fort Wayne IN 46801

Moderate Profile Fund Standard Class	Lincoln National (Life) VA Acct C	1,760,124.27	57.05%
	Lincoln National (Life) VA Acct L Lincoln National (Life) VA Acct Q Lincoln Life FPVL Acct M 1300 South Clinton Street Fort Wayne IN 46801	205,998.45 193,040.75 758,115.48	6.68 6.26 24.57	% % %

Moderate Profile Fund Service Class	Lincoln National (Life) VA Acct N	29,978,591.73	93.28%
	1300 South Clinton Street Fort Wayne IN 46801

Moderately Aggressive Profile Fund Standard Class	Lincoln National (Life) VA Acct C	1,706,940.20	60.57%
	Lincoln National (Life) VA Acct Q Lincoln Life FPVL Acct M 1300 South Clinton Street Fort Wayne IN 46801	173,636.04 583,072.36	6.16 20.69	% %

Moderately Aggressive Profile Fund Service Class	Lincoln National (Life) VA Acct N	19,236,368.19	94.00%
	1300 South Clinton Street Fort Wayne IN 46801

Money Market Fund Standard Class	Lincoln National (Life) VA Acct C	8,819,883.80	21.08%
	Lincoln National (Life) VA Acct N Lincoln Life FPVL Acct M Lincoln Life FPVL Acct R Lincoln Life FPVL Acct S 1300 South Clinton Street Fort Wayne IN 46801	10,733,047.58 3,943,792.43 2,710,634.32 12,722,555.25	25.66 9.43 6.48 30.41	% % % %

Money Market Fund Service Class	Lincoln Life & Annuity (New York) VA
	Acct N	1,061,594.07	6.16%
	Lincoln National (Life) VA Acct N 1300 South Clinton Street Fort Wayne IN 46801	16,078,104.42	93.23%

Social Awareness Fund Standard Class	Lincoln National (Life) VA Acct C	27,982,673.98	88.42%
	1300 South Clinton Street Fort Wayne IN 46801

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Social Awareness Fund Service Class	Lincoln National (Life) VA Acct N	2,144,272.37	91.54%
	1300 South Clinton Street Fort Wayne IN 46801

Special Opportunities Fund Standard Class	Lincoln National (Life) VA Acct C	17,091,372.27	93.01%
	1300 South Clinton Street Fort Wayne IN 46801

Special Opportunities Fund Service Class	Lincoln National (Life) VA Acct C	186,029.55	100.00%
	1300 South Clinton Street Fort Wayne IN 46801

EXHIBIT K

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Growth Fund
Service Class	Jehudis Lichtenstein	49,847.29	7.484%
	P.O. Box 36387
	Cincinnati, OH 45236-0387

Growth Fund
Service Class	Ronald C. Hollis	48,963.06	7.352%
	1474 E. Andreas Rd.
	Palm Springs, CA 92262-6462

Capital Appreciation Fund
Service Class	Alan M. Cohen	47,526.51	5.617%
	1202 N. Park Ave
	Winter Park, FL 32789-2542

Global Asset Allocation Fund
Service Class	Tuscarawas County Community Foundation	140,560.63	6.492%
	1458 5th St., NW
	New Philadelphia, OH 44663-1224

Core Fund
Service Class	John B. Kron	22,679.42	7.006%
	637 Race Rd.
	Coupeville, WA 98239-9566

Conservative Profile Fund
Standard Class	Camilla C. Gegen	39,137.36	5.281%
	12130 Ladue Heights Dr
	Creve Coeur, MO 63141-6618

Moderate Profile Fund
Standard Class	Barbara Gore, TTEE	320,106.64	10.376%
	384 Atherton Ave
	Atherton, CA 94027

Growth Opportunities Fund
Standard Class	AFS Policy Services, LLC	9,866.83	7.259%
	C/O Retirement Capital Group
	75-153 Merle Dr., Suite H
	Palm Desert, CA 92211

Money Market Fund
Standard Class	MBNA Corporation	4,274,874.41	10.219%
	Bank of America, NA
	C/O Clark Consulting
	2100 Ross Avenue
	Dallas, TX 75201-7906

EXHIBIT L

Administrative Fees paid by the Funds

Fund	Administration Fees Paid for Fiscal Year Ended December 31, 2005
Aggressive Growth Fund	$24,995
Bond Fund	$24,996
Capital Appreciation Fund	$24,996
Core Fund	$16,664
Equity-Income Fund	$24,996
Global Asset Allocation Fund	$24,996
Growth Fund	$16,664
Growth and Income Fund	$24,996
Growth Opportunities Fund	$16,664
International Fund	$24,996
Managed Fund	$24,996
Money Market Fund	$24,996
Social Awareness Fund	$24,996
Special Opportunities Fund	$24,996
Moderate Profile Fund	$16,664
Conservative Profile Fund	$16,664
Moderately Aggressive Profile Fund	$16,664
Aggressive Profile Fund	$16,664

EXHIBIT M

Fund Accounting Fees

The Lincoln Trust, on behalf of the Funds, has entered into an accounting services agreement with Delaware Management Holdings, Inc. and Delaware Service Company, Inc. (collectively, “Delaware”) pursuant to which Delaware provides certain accounting services for the Funds.

Fund	Annual Rate as a Percent of Average Daily Net Assets	Aggregate Fees Paid For Fiscal Year Ended December 31, 2005
Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Growth Fund, Growth and Income Fund	$65,000 on the first $100 million or minimum; 0.0375% over $100 million to $500 million; 0.0350% over $500 million to $1 billion; 0.0300% over $1 billion to $5 billion; 0.0250% over $5 billion to $8 billion; 0.0200% over $8 billion to $10 billion; 0.0100% over $10 billion	$1,914,322.11

Growth Opportunities Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund and Global Asset Allocation Fund	$100,000 on the first $100 million or minimum; 0.0700% over $100 million to $500 million; 0.0650% over $500 million to $1 billion; 0.0600% over $1 billion to $5 billion; 0.0550% over $5 billion to $8 billion; 0.0400% over $8 billion to $10 billion; and 0.0300% over $10 billion.	$1,395,659.00

International Fund	$87,000 on the first $100 million or minimum; 0.0600% over $100 million to $5 billion; 0.0550% over $5 billion to $8 billion; 0.0400% over $8 billion to $10 billion; and 0.0300% over $10 billion.	$368,882.40

Profile Funds	$43,000 (per Fund)	$113,279.48

EXHIBIT N

Rule 12b-1 Fees paid by Service Class Shares of the Funds

Fund	Aggregate Rule 12b-1 Fees Paid for Fiscal Year Ended December 31, 2005
Aggressive Growth Fund	$9,547.06
Bond Fund	$695,453.55
Capital Appreciation Fund	$22,208.13
Core Fund	$534.88
Equity-Income Fund	$5,722.61
Global Asset Allocation Fund	$16,728.26
Growth Fund	$1,597.65
Growth and Income Fund	$3,534.09
Growth Opportunities Fund	$568.84
International Fund	$236,505.00
Managed Fund	$1,520.71
Money Market Fund	$167,486.21
Social Awareness Fund	$155,094.22
Special Opportunities Fund	$3,639.45
Moderate Profile Fund	$70,280.69
Conservative Profile Fund	$19,108.28
Moderately Aggressive Profile Fund	$42,036.27
Aggressive Profile Fund	$12,352.50

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF [insurance company] (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the funds listed below, each a series of the Lincoln Variable Insurance Products Trust, that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Shareholders to be held on April 5, 2007 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-235-4258

I acknowledge receipt of the Notice of the Special Meeting of the Shareholders and accompanying Proxy Statement dated , 2007.

Signature

Signature (if held jointly)

, 2007
Date	(LNL VA)

FUNDS	FUNDS	FUNDS
Aggressive Growth	Bond	Capital Appreciation

Core	Equity-Income	Global Asset Allocation

Growth	Growth and Income	Growth Opportunities

International	Managed	Money Market

Social Awareness	Special Opportunities	Conservative Profile

Moderate Profile	Moderately Aggressive Profile	Aggressive Profile

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

[GRAPHIC]    [GRAPHIC]

If you vote on the Internet or by telephone, you need not return this proxy card.

415515-8

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect eight Trustees to serve on the Board of Trustees of the Lincoln Variable Insurance Products Trust.		FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT

01. Kelly D. Clevenger	02. Michael D. Coughlin	☐	☐	☐

03. Nancy L. Frisby	04. Elizabeth S. Hager	☐	☐	☐

05. Gary D. Lemon	06. Thomas D. Rath	☐	☐	☐

07. Kenneth G. Stella	08. David H. Windley	☐	☐	☐

To withhold authority to vote for one or more (but not all) nominees, mark “FOR ALL EXCEPT” and write the corresponding number(s) of the nominees on the line below.

2. To approve a new investment management agreement for the Fund between Lincoln Variable Insurance Products Trust and Jefferson Pilot Investment Advisory Corporation; there will be no change in the overall management fee that the Fund pays.

FOR	AGAINST	ABSTAIN
☐	☐	☐

*Proposal 3 relates to the following funds only: Bond Fund, Growth and Income Fund, Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund (the “Funds”)*

3. To approve a new sub-advisory agreement for each Fund between Jefferson Pilot Advisory Corporation and Delaware Management Company, a series of Delaware Management Business Trust; there will be no change in the overall management fee that each Fund pays.

FOR	AGAINST	ABSTAIN
☐	☐	☐

The Company will vote upon such other business as may

properly come before the meeting or any adjournment thereof.

If you have any questions, please contact [insurance company] toll free at 1-800-454-6265.

415515-8